Prospectus
November 30, 2012, as amended and restated March 11, 2013

All Asset Fund (HGAAX, HGACX, HGAIX)
Dividend & Income Builder Fund (HDAVX, HDCVX, HDIVX)
Emerging Markets Opportunities Fund (HEMAX, HEMCX, HEMIX)
European Focus Fund (HFEAX, HFEBX, HFECX, HFEIX)
Global Equity Income Fund (HFQAX, HFQCX, HFQIX)
Global Technology Fund (HFGAX, HFGBX, HFGCX, HFGIX)
International Opportunities Fund (HFOAX, HFOBX, HFOCX, HFORX, HFOIX)
World Select Fund (formerly known as Global Leaders Fund) (HFPAX, HFPCX, HFPIX)

November 30, 2012, as amended
and restated March 11, 2013
Henderson All Asset Fund
Class A Shares	Class C Shares	Class I Shares
HGAAX	HGACX	HGAIX

Henderson Dividend & Income Builder Fund
Class A Shares	Class C Shares	Class I Shares
HDAVX	HDCVX	HDIVX

Henderson Emerging Markets Opportunities Fund
Class A Shares	Class C Shares	Class I Shares
HEMAX	HEMCX	HEMIX

Henderson European Focus Fund
Class A Shares	Class B Shares	Class C Shares	Class I Shares
HFEAX	HFEBX	HFECX	HFEIX

Henderson Global Equity Income Fund
Class A Shares	Class C Shares	Class I Shares
HFQAX	HFQCX	HFQIX

Henderson Global Technology Fund
Class A Shares	Class B Shares	Class C Shares	Class I Shares
HFGAX	HFGBX	HFGCX	HFGIX

Henderson International Opportunities Fund
Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class I Shares
HFOAX	HFOBX	HFOCX	HFORX	HFOIX

Henderson World Select Fund
Class A Shares	Class C Shares	Class I Shares
HFPAX	HFPCX	HFPIX

Prospectus

The Henderson All Asset Fund’s investment objective is to provide total return by investing in a broad range of asset classes. The Henderson Dividend & Income Builder Fund’s investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Dividend & Income Builder Fund’s secondary objective is to seek to provide long-term capital appreciation. The Henderson Emerging Markets Opportunities Fund’s investment objective is to achieve long-term growth of capital. The Henderson European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies. The Henderson Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Henderson Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies. The Henderson International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies. The Henderson World Select Fund’s investment objective is to achieve long-term growth of capital.

As with all mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Table of Contents
Fund Summaries
Henderson All Asset Fund	4
Henderson Dividend & Income Builder Fund	10
Henderson Emerging Markets Opportunities Fund	14
Henderson European Focus Fund	18
Henderson Global Equity Income Fund	22
Henderson Global Technology Fund	26
Henderson International Opportunities Fund	30
Henderson World Select Fund	34
Additional Information about Investment Strategies and Risks	38
Descriptions of Underlying Henderson Funds	42
Management of the Funds	43
Description of Share Classes	46
How to Purchase, Exchange and Redeem Shares	53
Investor Services and Programs	59
Other Information	60
Financial Highlights	64
Additional Information	74

Fund Summary – Henderson All Asset Fund

Investment Objective
The Henderson All Asset Fund’s investment objective is to provide total return by investing in a broad range of asset classes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 48-49 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	1.00%(b)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.48%	3.09%	1.01%
Acquired Fund Fees and Expenses (c)	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	2.54%	4.90%	1.82%
Fee Waiver and/or Expense Reimbursement (d)	(1.28)%	(2.89)%	(0.81)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.26%	2.01%	1.01%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from U.S. investment companies.

(d)
With respect to investments in affiliate Underlying Funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliate Underlying Fund’s management fee. In addition, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2015.

In addition to the expenses shown above, shareholders of the Fund will indirectly bear their pro rata share of the annual operating expenses of the underlying funds. As a result, the investment returns of the Fund will be net of the expenses of the underlying funds. Because the Fund invests in other investment companies, as a shareholder you will pay a higher expense ratio than if you had purchased shares of an underlying fund directly.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year
Class A	$696	$952
Class C	304	631
Class I	103	322

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year
Class A	$696	$952
Class C	204	631
Class I	103	322

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio), except that the Funds generally do not pay transaction costs for shares of open-end mutual funds. An underlying fund may also pay transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies
The Fund will invest in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity and absolute return strategies). As part of this strategy, the Fund may hold cash and/or invest in money market instruments or cash equivalents. A flexible asset allocation approach will be utilized to invest across asset classes within a risk controlled framework.

Asset allocation decisions will be driven by a process consisting of three key elements: asset selection, diversified portfolio construction and efficient implementation. Risk management is an integral part of decision making and is considered at all stages of the investment process. The Fund will vary its exposure to different asset classes and strategies over time in response to changing market and economic conditions. The level of exposure to various asset classes will be based on the adviser’s assessment of the asset’s potential return, associated volatility and correlation with other assets.

The Fund may seek exposure to the asset classes described above by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such as “hedge funds”) or indexes of investment pools. The Fund’s adviser or subadviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Henderson organization. The amount and type of the Fund’s investment in a particular asset class, and the amount invested in certain investment companies or investment pools, is limited by law and by tax considerations. The Fund may invest across the maturity range of fixed income securities and expects to invest in investment-grade fixed income securities.

The Fund’s investment exposure either through direct investment or through the underlying funds primarily includes the following types of securities and other financial instruments.

•
Equity securities of US and non-US companies, including emerging markets. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, and equity interests in trusts, partnerships, and limited liability companies.

•
Fixed Income securities of various types including US government debt securities, US investment grade corporate debt, high yield debt securities or “junk bonds”, mortgage-related and other asset-backed securities, foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, convertible securities, senior loans and cash equivalents.

•
Derivatives. The Fund may engage in exchange-traded or over-the-counter derivative transactions to enhance total return, to gain or limit exposure to equity or credit markets, interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies or certain asset classes. The Fund expects to use derivatives principally when seeking to gain or limit exposure to equity markets by using futures contracts on securities indices or by purchasing exchange-traded call or put options on equity indices futures contracts, to gain or limit currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives. At times the Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality, short-term instruments to cover obligations with respect to, or that may result from, the Fund’s investments in futures contracts or securities indices, forward foreign currency contracts, bond or interest rate future contracts or other derivatives.

The Fund may invest in commodity-related investments. The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Henderson Global Funds has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order. The Fund may invest without limitation in any affiliated Fund of the Henderson Global Funds (“Underlying Henderson Funds” together with unaffiliated underlying funds, “underlying funds”). In addition to investing in the Underlying Henderson Funds, at the discretion of Henderson and without shareholder approval, the Fund may invest in additional Henderson Global Funds created in the future.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because the Fund may invest to a significant degree in other investment companies, the Fund’s risks are directly related to the risks of the underlying funds in which it invests. The principal risks that could adversely affect the total return on your investment include:

•
Investment Company and Pooled Vehicles Risk. The Fund may invest in other investment companies or pooled vehicles, including open-end funds, closed-end funds, trusts, and ETFs, that are advised by the Fund’s adviser or sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations, such as redemption fees.

•
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies.

•
Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the underlying funds and other investments in which it invests. You could lose money on your investment in the Fund as a result of these allocation decisions. Although the Fund will attempt to invest in a number of different underlying funds and other investments, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be particularly sensitive to the risks associated with that fund and any investments in which that fund concentrates.

•	Concentration Risk. By concentrating in a single industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the portfolio of the Fund or an underlying fund may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. To the extent that the Fund’s portfolio consists of equity securities or underlying funds that invest in equity securities, it is expected that the NAV of the Fund and underlying funds will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities. It is possible that the Fund’s adviser or sub-adviser will focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. The Fund’s adviser and sub-adviser attempt to identify allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results.

•
Smaller and Less Seasoned Companies Risk. The Fund or an underlying fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments.

Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market many not always exist for a Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Geographic Concentration Risk. To the extent the Fund or underlying funds invest a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within in such country or region will generally have a greater effect on the Fund or underlying funds than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Convertible Securities Risk. The Fund or underlying funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

•
Warrants Risk. The Fund or underlying funds may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund or an underlying fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund or an underlying fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.);

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

•
Inflation/Deflation Risk. Inflation risk is the risk that the assets of the Fund or underlying funds or income from the investments of the Fund or underlying funds may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio of the Fund or an underlying fund could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the credit-worthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the portfolio of the Fund or an underlying fund.

•
Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund or an underlying fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

•
Leverage Risk. The Fund or an underlying fund may borrow money to the extent permissible under the 1940 Act, currently up to 33 1/3% of its total assets, including the amount borrowed. This leverage creates risks not associated with unleveraged funds having a similar investment objective and may adversely affect the return to shareholders of the Fund or an underlying fund, includ-

ing: the likelihood of greater volatility of net asset value; fluctuations in the interest rates on borrowings and short-term debt; increased operating costs, which may reduce the total return of the Fund or an underlying fund; and the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowings remain fixed.

•
Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund or an underlying fund pays as part of the purchase price.

•
Real Estate Risk. The Fund or an underlying fund may invest in REITs or similar foreign instruments, which subject it to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code of 1986, as amended, (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•
Mortgage-related and Other Asset-backed Securities Risks: Mortgage-backed securities and asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund or an underlying fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund or an underlying fund because the Fund or an underlying fund may have to reinvest that money at the lower prevailing interest rates. Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

•
Commodity Risk. Investments in commodity-linked derivative instruments may subject the Fund or an underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s income from investments in commodities-linked derivatives were determined not to constitute qualifying income in an amount that, combined with any other non-qualifying income, exceeded the 10% threshold, and if the Fund could not or did not cure the failure, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code and be subject to tax at the fund level, among other things.

•
Infrastructure Investment Risk. Infrastructure-related investments expose the Fund or an underlying fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•
Private Placements and Restricted Securities Risk. The Fund or any underlying fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or an underlying fund could find it more difficult to sell such securities when the Fund’s adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund or an underlying fund. The sale of such investments may also be restricted under securities laws.

•
Repurchase Agreements Risk. The Fund or an underlying fund may enter into repurchase agreements. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund or any underlying fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Bill McQuaker, Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception March 30, 2012.
•	Chris Paine, Director of Asset Allocation, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception March 30, 2012.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase, redeem or exchange shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Dividend & Income Builder Fund

Investment Objective
The Henderson Dividend & Income Builder Fund’s (the “Fund”) investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 48-49 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	1.00%(b)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (c)	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
Fee Waiver and/or Expense Reimbursement (d)	(0.43)%	(0.43)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	2.05%	1.05%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)	Other Expenses are based on estimated amounts as the Fund commenced operations August 1, 2012.
(d)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2015.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year
Class A	$626	$891
Class C	308	643
Class I	107	334

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year
Class A	$626	$891
Class C	208	643
Class I	107	334

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing securities, and at least 50% of its assets in equity securities.

The Fund will normally invest its assets primarily in dividend-paying equities as well as a range of fixed income securities including high yield corporate bonds (“junk bonds”), investment grade bonds, sovereign debt from issuers in the US and around the world, unrated bonds and floating rate securities.

In selecting investments, the Fund seeks to invest in securities that the managers believe offer the potential for growth of income and capital over time. The managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions.

For its investment in equity securities, the managers primarily seek to invest in common stocks of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other comparable investments. The Fund may also invest in preferred stocks, depository receipts, equity real estate investment trusts (REITs), and other equity-related securities.

The Fund may invest in a variety of fixed income securities including bonds, debt securities and other similar instruments issued by various US and non-US companies, governments or other public sector entities. The Fund may invest in fixed income securities across the maturity range and of any credit quality.

The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective and may invest in securities of companies or issuers based in and/or economically tied to emerging markets. The Fund may invest in securities issued by large-capitalization, mid-capitalization and small-capitalization companies.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund will generally consider selling a security when in the managers’ opinion there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33 1/3% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objectives, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the portfolio of the Fund may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. To the extent that the Fund’s portfolio primarily consists of equity securities, it is expected that the NAV of the Fund will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market many not always exist for a Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Director of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.
•	Job Curtis, Head of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.
•	Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.
•	John Pattullo, Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception August 1, 2012.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions quarterly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Emerging Markets Opportunities Fund

Investment Objective
The Emerging Markets Opportunities Fund’s investment objective is to achieve long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 48-49 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information (“SAI”).

Shareholder fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	1.00%(b)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.26%	1.23%	1.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.52%	3.24%	2.17%
Fee Waiver and/or Expense Reimbursement (c)	(0.72)%	(0.69)%	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.80%	2.55%	1.55%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A contingent deferred sales charge (“CDSC”) of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2015.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$747	$1,109	$1,645	$3,107
Class C	358	794	1,504	3,391
Class I	158	490	985	2,352

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$747	$1,109	$1,645	$3,107
Class C	258	794	1,504	3,391
Class I	158	490	985	2,352

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose principal business activities are located in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Emerging market countries are all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation, the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.

In addition to the Fund’s main investments, the Fund may invest no more than 20% of its net assets in the securities of issuers in developed market countries.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with emerging markets equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objectives. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the one-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 4.78% and (24.90)% for the quarters ended December 31, 2011 and September 30, 2011, respectively. The year-to-date return through September 30, 2012 was 16.10%.

Average Annual Total Return for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception December 31, 2010)
Return Before Taxes	(29.09)	(29.03)
Return After Taxes on Distributions	(29.40)	(29.33)
Return After Taxes on Distributions and Sale of Fund Shares	(18.78)	(24.79)
Class C (Inception December 31, 2010)
Return Before Taxes	(25.28)	(25.22)
Class I (Inception December 31, 2010)
Return Before Taxes	(24.59)	(24.54)
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	(18.17)	(18.17)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser and Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Bill McQuaker, Head of Multi-Asset, has been the Fund’s lead Portfolio Manager and Asset Allocation Strategist since inception in 2010.

•	Andrew Beal, Director of Pan Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2010.

•	Nicholas Cowley, American Equities Fund Manager, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2010.

•	Stephen Peak, Director of International Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2010.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Henderson European Focus Fund

Investment Objective
The European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.28%	0.36%	0.32%	0.21%
Total Annual Fund Operating Expenses	1.53%	2.36%	2.32%	1.21%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$722	$1,031	$1,362	$2,298
Class B	639	1,037	1,361	2,493
Class C	335	725	1,241	2,660
Class I	123	384	666	1,471

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$722	$1,031	$1,362	$2,298
Class B	239	737	1,261	2,493
Class C	235	725	1,241	2,660
Class I	123	384	666	1,471

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. European companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe
•	50% or more of its assets are located in Europe
•	50% or more of its revenues are derived from Europe

The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The manager will invest in both “growth” stocks that the manager believes are reasonably priced and “value” stocks that are, in the manager’s opinion, under-valued.

Companies are evaluated using a broad range of criteria, including:

•	a company’s financial strength
•	competitive position in its industry
•	projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the manager will consider:

•	the condition and growth potential of the various economies, industry sectors and securities markets
•	expected levels of inflation
•	government policies influencing business conditions
•	currency and taxation factors
•	other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when in the manager’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the manager will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Geographic Concentration Risk. The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than Funds that invest more broadly.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the ten-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 40.45% and (32.08)% for the quarters ended June 30, 2009 and September 30, 2008, respectively. The year-to-date return through September 30, 2012 was 12.44%.

Average Annual Total Returns for periods ended December 31, 2011 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(23.54)	(1.42)	13.04	14.82
Return After Taxes on Distributions	(24.61)	(2.67)	11.53	13.34
Return After Taxes on Distributions and Sale of Fund Shares	(14.93)	(1.48)	11.15	12.86
Class B (Inception August 31, 2001)
Return Before Taxes	(23.49)	(1.19)	13.05	14.83
Class C (Inception August 31, 2001)
Return Before Taxes	(19.52)	(0.99)	12.87	14.63
Class I (Inception March 31, 2009)1
Return Before Taxes	(18.65)	(0.10)	13.80	15.56
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)	(10.50)	(4.62)	4.89	4.64

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Stephen Peak, Director of International Equities, Portfolio Manager, has managed the Fund since inception in 2001.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Global Equity Income Fund

Investment Objective
The Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	1.00% (b)	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.19%	0.20%	0.16%
Total Annual Fund Operating Expenses	1.29%	2.05%	1.01%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$699	$961	$1,243	$2,047
Class C	308	643	1,104	2,384
Class I	103	322	559	1,241

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$699	$961	$1,243	$2,047
Class C	208	643	1,104	2,384
Class I	103	322	559	1,241

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

In selecting investments, the managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in common stocks, the Fund seeks to invest in securities that the managers believe have the potential for growth of income and capital over time. The managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including non-investment grade), derivatives, equity real estate investment trusts (REITs) and preferred stocks. The Fund may invest across the maturity range of fixed income securities.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend within the next two months. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the managers’ ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when in the managers’ opinion there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
High Yield Securities Risk. High yield securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the five-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 14.41% and (12.96)% for the quarters ended June 30, 2009 and September 30, 2011, respectively. The year-to-date return through September 30, 2012 was 11.46%.

Average Annual Total Returns for periods ended December 31, 2011	1 Year	5 Year	Since
(including maximum sales charges)%		%	Inception %
Class A (Inception November 30, 2006)
Return Before Taxes	(7.25)	(1.71)	(1.25)
Return After Taxes on Distributions	(7.85)	(2.29)	(1.82)
Return After Taxes on Distributions and Sale of Fund Shares	(3.15)	(0.98)	(0.59)
Class C (Inception November 30, 2006)
Return Before Taxes	(2.28)	(1.30)	(0.84)
Class I (Inception March 31, 2009)1
Return Before Taxes	(1.15)	(0.38)	0.07
MSCI World Index (reflects no deductions for fees, expenses or taxes)	(5.02)	(1.82)	(1.39)
MSCI World High Dividend Yield Index (reflects no deductions for fees,expenses or taxes)	4.84	(1.45)	(0.80)

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Director of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.
•	Job Curtis, Head of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Global Technology Fund

Investment Objective
The Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees	Class A	Class B	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None

Annual fund operating expenses (expenses you pay each year	Class A	Class B	Class C	Class I
as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Shares Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.36%	0.29%	0.23%
Total Annual Fund Operating Expenses	1.50%	2.36%	2.29%	1.23%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$719	$1,022	$1,347	$2,267
Class B	639	1,037	1,361	2,486
Class C	332	716	1,226	2,630
Class I	125	391	677	1,494

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$719	$1,022	$1,347	$2,267
Class B	239	737	1,261	2,486
Class C	232	716	1,226	2,630
Class I	125	391	677	1,494

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund’s portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund currently invests in U.S. and non-U.S. issuers and may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective.

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that have a more proven track record. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic regions. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned companies. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Technology-Related Companies Risk. The Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, It is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the ten-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 28.09% and (27.27)% for the quarters ended June 30, 2003 and September 30, 2002, respectively. The year-to-date return through September 30, 2012 was 17.49%.

Average Annual Total Returns For Periods Ended December 31, 2011 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(14.11)	4.09	5.35	6.18
Return After Taxes on Distributions	(14.11)	4.01	5.09	5.93
Return After Taxes on Distributions and Sale of Fund Shares	(9.17)	3.48	4.54	5.29
Class B (Inception August 31, 2001)
Return Before Taxes	(13.60)	4.37	5.39	6.22
Class C (Inception August 31, 2001)
Return Before Taxes	(9.58)	4.53	5.21	6.02
Class I (Inception March 31, 2009)1
Return Before Taxes	(8.64)	5.49	6.06	6.87
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	2.11	(0.25)	2.92	3.00
MSCI AC World IT Index (reflects no deductions for fees,
expenses or taxes)	(4.10)	1.46	1.89	2.81

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Ian Warmerdam, Director of Technology Investments, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.
•	Stuart O’Gorman, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary, or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Henderson International Opportunities Fund

Investment Objective
The International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information. Class I shares were formerly known as Class W shares.

Shareholders fees	Class A	Class B	Class C	Class R	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class I Shares
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.12%	0.22%	0.19%	0.34%	0.10%
Total Annual Fund Operating Expenses	1.47%	2.32%	2.29%	1.94%	1.20%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$716	$1,013	$1,333	$2,236
Class B	635	1,025	1,341	2,447
Class C	332	716	1,226	2,630
Class R	197	610	1,048	2,269
Class I	122	381	661	1,459

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$716	$1,013	$1,333	$2,236
Class B	235	725	1,241	2,447
Class C	232	716	1,226	2,630
Class R	197	610	1,048	2,269
Class I	122	381	661	1,459

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 40% of its net assets in equity securities of non-US companies and in at least three different countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Non-US companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US
•	50% or more of its assets are located in a country other than the US
•	50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than Funds that invest more broadly.

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•	Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the ten-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 26.36% and (21.11)% for the quarters ended June 30, 2009 and September 30, 2011, respectively. The year-to-date return through September 30, 2012 was 12.38%.

Average Annual Total Returns For Periods Ended December 31, 2011	1 Year	5 Years	10 Years	Since
(including maximum sales charges)%		%	%	Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(19.75)	(4.34)	6.27	7.63
Return After Taxes on Distributions	(19.65)	(4.62)	5.83	7.20
Return After Taxes on Distributions and Sale of Fund Shares	(12.57)	(3.51)	5.48	6.72
Class B (Inception August 31, 2001)
Return Before Taxes	(19.48)	(4.17)	6.28	7.64
Class C (Inception August 31, 2001)
Return Before Taxes	(15.49)	(3.92)	6.12	7.45
Class I (Inception March 31, 2009)1
Return Before Taxes	(14.63)	(3.05)	6.98	8.33
Class R (Inception September 30, 2005)2
Return Before Taxes	(15.15)	(3.45)	6.63	7.98
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	(11.73)	(4.26)	5.12	4.55

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

2
The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares adjusted for the higher expenses associated with Class R shares. Performance for Class R shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C, R and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stephen Peak, Director of International Equities, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.
•	Nicholas Cowley, American Equities Fund Manager, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.
•	John Crawford, Director of Pacific Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2011.
•	Andrew Mattock, Fund Manager, Pan Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2005.
•	Bill McQuaker, Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.
•	Vincent Musumeci, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.
•	Stuart O’Gorman, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.
•	Tim Stevenson, Director of Pan European Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.
•	Ian Warmerdam, Director of Technology Investments, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B, Class C and Class R shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary, or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary, or directly through the Fund. Class R share participants in retirement plans must contact plan’s administrator to purchase or redeem shares.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Henderson World Select Fund

Investment Objective
The World Select Fund’s investment objective is to achieve long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 48-49 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 65 of the Statement of Additional Information.

Shareholders fees	Class A	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	1.00% (b)	None

Annual fund operating expenses	Class A	Class C	Class I
(expenses you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.04%	1.04%	1.00%
Total Annual Fund Operating Expenses	2.09%	2.84%	1.80%
Fee Waiver and/or Expense Reimbursement (c)	(0.69)%	(0.69)%	(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	2.15%	1.15%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$709	$993	$1,298	$2,339
Class C	318	673	1,155	2,660
Class I	117	366	634	1,583

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$709	$993	$1,298	$2,339
Class C	218	673	1,155	2,660
Class I	117	366	634	1,583

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in equity securities of US and non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US
•	50% or more of its assets are located in a country other than the US
•	50% or more of its revenues are derived from outside of the US

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the manager believes to be appropriate to the Fund’s objective including companies domiciled in emerging markets. The Fund may also invest in fixed income securities, including convertible bonds. The Fund may invest across the maturity range of fixed income securities and expects to invest in investment-grade fixed income securities.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. The Fund generally purchases securities of companies that are regarded highly by the managers based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Region and sector allocations will result from underlying stock selection.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, it fails to meet operating/financial targets or its revenue growth has slowed. The Fund may sell a security if the managers are unable to maintain open communication with management or if there is a change in business strategy or outlook. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Market and Equity Securities Risk. The stock price of one or more of the companies in the Fund’s portfolio may fall or may fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its or their assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the five-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 17.55% and (20.19)% for the quarters ended June 30, 2009 and September 30, 2008, respectively. The year-to-date return through September 30, 2012 was 11.69%.

Average Annual Total Returns for periods ended December 31, 2011	1 Year	5 Year	Since
(including maximum sales charges)%		%	Inception %
Class A (Inception November 30, 2006)
Return Before Taxes	(13.56)	(3.04)	(2.42)
Return After Taxes on Distributions	(13.56)	(3.09)	(2.47)
Return After Taxes on Distributions and Sale of Fund Shares	(8.82)	(2.57)	(2.05)
Class C (Inception November 30, 2006)
Return Before Taxes	(9.00)	(2.30)	(1.71)
Class I (Inception May 31, 2011)1
Returns Before Taxes	(8.13)	(1.84)	(1.23)
MSCI World Index (reflects no deductions for fees, expenses or taxes)	(5.02)	(1.82)	(1.39)

1
The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and Class I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Matthew Beesley, Head of Global Equities, Portfolio Manager, has managed the Fund since 2012.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about Investment
Strategies and Risks

Investment Strategies

Please see the section entitled “Principal Investment Strategies” in the “Fund Summaries” above for a complete discussion of each Fund’s principal investment strategies.

All Funds:

Temporary Defensive Investments. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. A Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to a Fund’s primary investments when the managers believe it is advisable to do so, to meet anticipated levels of redemption or when adverse market, economic or political conditions exist. Each Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Investment Risks

Please see the section entitled “Principal Investment Risks” in the “Fund Summaries” above for a complete description of each Fund’s principal investment risks.

All Funds:

•
Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the managers have placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the managers have placed on it.

•	Foreign Investments. Foreign investments involve special risks, including:

•
Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar. Foreign currencies may be affected by foreign tax laws, governmental administration or monetary policies, trading and relations between nations. Foreign currencies are also subject to settlement, custodial and other operational risks.

•
Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases. In addition, emerging market countries lack the social, political and economic stability of developed countries, which may affect the value and liquidity of the Fund’s investments. Examples of events that may effect values are disruptions due to work stoppages, extended closings of stock markets, governmental actions and armed conflicts.

•
Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

Additional Information about Investment Strategies and Risks

•
Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US. In addition, the laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the US.

•
Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund’s foreign investments.

•
Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve greater risk of loss and trading improprieties, delays in payment, delivery or recovery of money or investments, which could affect the liquidity of the Fund’s assets.

•
Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

•
Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund’s foreign investments, as described in the statement of additional information (SAI).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Defensive Investment Strategies. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) as described on the previous page. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective(s). A Fund’s defensive investment position may not be effective in protecting its value.

•
REIT Risk. The Funds may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Funds from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Funds. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

•
Securities Loans. The Funds may make secured loans of their portfolio securities amounting to not more than 33 1/3% of their total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss

Additional Information about Investment Strategies and Risks of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Funds retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Funds may also call such loans in order to sell the securities involved.

Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

In addition, certain Henderson funds-of-funds are permitted to invest in each Fund. As a result, a Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

Global Equity Income Fund and Dividend & Income Builder Fund:

Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by a Fund may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce a Fund’s income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. This is known as extension risk.

Credit/Default Risk. The risk that one or more debt securities in a Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

High Yield Securities Risk. High yield securities (including lower-quality securities, commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, a Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

Inflation Risk. The risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of money.

Reinvestment Risk. Income from a Fund’s portfolio will decline if and when a Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

Zero-Coupon Bonds Risk. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally

Additional Information about Investment Strategies and Risks subject to the same risks as high yield securities. Each Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.
Overweighting in Certain Market Sectors Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund’s net asset value.

Changes in Policies and Additional Information

Changes in Policies. The Funds’ Board of Trustees (“Board”) may change a Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) Dividend & Income Builder Fund’s policy to invest at least 80% of its net assets in a portfolio of income-producing securities, (ii) Emerging Markets Opportunities Fund’s policy to invest at least 80% of its net assets in equity securities of companies whose principal business activities are located in emerging market countries, (iii) European Focus Fund’s policy to invest at least 80% of its net assets in equity securities of European companies, (iv) Global Technology Fund’s policy to invest at least 80% of its net assets in equity securities of technology-related companies, (v) Global Equity Income Fund’s policy to invest at least 80% of its net assets in a portfolio of income-producing equity securities, and (vi) World Select Fund's policy to invest at least 80% of its net assets in equity securities of US and non-US companies, the Funds will give shareholders at least 60 days notice of any change to these policies.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain free of charge by contacting shareholder services. (See back cover for address and phone number.)

Disclosure of Portfolio Holdings The Funds’ SAI includes a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and the Funds publicly disclose their portfolio holdings monthly on their website at http://www.hendersonglobalinvestors.com.

Descriptions of Underlying Henderson Funds

Because the Henderson All Asset Fund may invest its assets in some or all of the Underlying Henderson Funds as discussed above, the following provides a general description of the main investments and other information about the Underlying Henderson Funds not described elsewhere in this prospectus. At the discretion of Henderson and without shareholder approval, the Henderson All Asset Fund may invest in additional Henderson Funds created in the future. For a complete description of an Underlying Henderson Fund not described elsewhere in this prospectus, please see that Fund’s prospectus, which is available free of charge by calling the Trust at 1-866-443-6337, or visiting the website at www.hendersonglobalinvestors.com.

Underlying Henderson Fund	Investment Objective	Principal Strategy
Henderson Strategic Income	To seek total return through current income and capital appreciation
Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or “junk bonds”) including foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, US investment grade corporate debt and US government debt securities.

Management of the Funds

Investment Adviser and Subadviser
Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as “the Adviser,” is the Funds’ investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, referred to herein as “Henderson,” is the subadviser for the Funds. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network.

The Adviser provides services and facilities to the Funds. For the most recent fiscal year, each Fund paid the Adviser a monthly fee at an annual rate of each Fund’s average net assets as set forth below:

All Asset Fund	Global Technology Fund
0.40%	1.00% for the first $500 million;
Dividend & Income Builder Fund1	0.95% for the next $500 million; and
0.75% for the first $1 billion;	0.90% for the balance thereafter.
0.65% for the next $1billion;	International Opportunities Fund
0.55% on the balance thereafter.	1.10% for the first $1 billion;
Emerging Markets Opportunities Fund	0.95% for the next $1 billion; and
1.00% for the first $1 billion;	0.85% for the balance thereafter.
0.90% for the next $1 billion; and	World Select Fund
0.85% on the balance thereafter.	0.80% for the first $500 million;
European Focus Fund	0.70% for the next $1 billion; and
1.00% for the first $500 million;	0.65% for the balance thereafter.
0.90% for the next $1 billion; and
0.85% for the balance thereafter.
Global Equity Income Fund
0.85% for the first $1 billion;
0.65% for the next $1 billion; and
0.60% for the balance thereafter.
____________
1	The Dividend & Income Builder Fund commenced operations August 1, 2012.

For the most recent fiscal year, each Fund paid the Adviser an amount equal to the rate shown in the table below of the Fund’s average net assets, taking into account the expense limitations and/or fee waivers then in effect:

All Asset Fund	0%
Dividend & Income Builder Fund1
Emerging Markets Opportunities Fund	0.32%
European Focus Fund	1.00%
Global Equity Income Fund	0.84%
Global Technology Fund	1.00%
International Opportunities Fund	0.98%
World Select Fund	0.12%
____________
1	The Dividend & Income Builder Fund commenced operations August 1, 2012.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for all of the Funds (except for the Dividend & Income Builder Fund) is available in the Funds’ Annual Report dated July 31, 2012. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for the Dividend & Income Builder Fund will be available in the Funds’ Semi-Annual Report dated January 31, 2013.

Management of the Funds

Portfolio Managers

All Asset Fund

Bill McQuaker, Head of Multi-Asset, is a Portfolio Manager for the Fund. He joined Henderson Global Investors in 2005 and has over 26 years of investment management experience. Prior to joining Henderson, Mr. McQuaker had an extensive career in investment banking at Credit Suisse First Boston and NatWest Securities.

Chris Paine, Director of Asset Allocation, is a Portfolio Manager for the Fund. He joined Henderson Global Investors in 2000 and has over 17 years of investment management experience. Prior to joining Henderson, Mr. Paine was a Quantitative Analyst at NPI Asset Management.

Dividend & Income Builder Fund

Alex Crooke, Director of Value and Income, is a Portfolio Manager for the Fund. Mr. Crooke joined Henderson Global Investors in 1994 and has over 22 years of investment management experience.

Job Curtis, Head of Value and Income, is a Portfolio Manager for the Fund. Mr. Curtis joined Henderson Global Investors in 1987 via Touche Remnant and has over 27 years of investment management experience.

Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, is a Portfolio Manager for the Fund. Ms. Barnard joined Henderson Global Investors in 2002 and has over 11 years of investment management experience.

John Pattullo, Head of Retail Fixed Income, is a Portfolio Manager for the Fund. Mr. Pattullo joined Henderson Global Investors in 1997 and has over 19 years of investment management experience.

Emerging Markets Opportunities Fund

The Fund is managed by a team of Portfolio Managers. Bill McQuaker, the Fund’s lead Portfolio Manager and Asset Allocation Strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund’s assets among countries, regions and sectors. Individual members of the team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Bill McQuaker, Head of Multi-Asset, is the lead Portfolio Manager and Asset Allocation Strategist for the Fund. Mr. McQuaker’s biography is included in the All Asset Fund description above.

Asia - Andrew Beal, Director of Pan Asian Equities, manages the Asia sub-portfolio of the Fund. He joined Henderson Global Investors in 2005 and has over 21 years of investment management experience.

Latin America - Nicholas Cowley, American Equities Fund Manager, manages the Latin American sub-portfolio of the Fund. He joined Henderson Global Investors in 2004 and has over 14 years of investment management experience.

Emerging Europe, Middle East and Africa (“EMEA”) - Stephen Peak, Director of International Equities, manages the EMEA sub-portfolio of the Fund. Mr. Peak began his investment career in 1975 at Norwich Union Insurance Group as a Fund Manager. He joined Touche Remnant in 1986, which was subsequently purchased by Henderson Global Investors in 1992. Mr. Peak has more than 37 years of investment management experience.

European Focus Fund

Stephen Peak, Director of International Equities, is the lead Portfolio Manager for the Fund. Mr. Peak’s biography is included in the Emerging Markets Opportunities Fund description above.

Global Equity Income Fund

Alex Crooke, Director of Value and Income, is the co-lead Portfolio Manager for the Fund. Mr. Crooke’s biography is included in the Dividend & Income Builder Fund description above.

Job Curtis, Head of Value and Income, is the co-lead Portfolio Manager for the Fund. Mr. Curtis’s biography is included in the Dividend & Income Builder Fund description above.

Management of the Funds

World Select Fund

Matthew Beesley, Head of Global Equities, is the Portfolio Manager for the Fund. He joined Henderson Global Investors in 2012 and has over 15 years of investment management experience. Prior to joining Henderson Global Investors, Mr. Beesley was a Partner and Portfolio Manager at Trinity Asset Management.

Global Technology Fund

Ian Warmerdam, Director of Technology Investments, is the lead Portfolio Manager for the Fund. He joined Henderson Global Investors in 2001 and has over 16 years of investment management experience. He began his investment career at Scottish Life as a US Equity Investment Analyst.

Stuart O’Gorman, Director of Technology Investments, provides advice on the Fund to Mr. Warmerdam. He joined Henderson Global Investors in 2001 and has over 16 years of investment management experience. Prior to joining Henderson he worked at Scottish Equitable Asset Management as a Fund Manager.

International Opportunities Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s lead Portfolio Manager, generally oversees the management of the Fund. Individual members of the Team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategist – Bill McQuaker, Head of Multi-Asset, supports Mr. Peak in the asset allocation of the Fund. Mr. McQuaker’s biography is included in the All Asset Fund description above.

Portfolio Management of the Fund’s Sub-portfolios:

Europe – Stephen Peak, Director of International Equities, manages one of the two European sub-portfolios of the Fund. Mr. Peak’s biography is included in the Emerging Markets Opportunities Fund description above.

Tim Stevenson, Director of Pan European Equities, manages the other European sub-portfolio of the Fund. He joined Henderson Global Investors in 1986 and has more than 29 years of investment management experience. Mr. Stevenson began his investment career at Savory Milln as a European Analyst.

Global Technology – Ian Warmerdam, Director of Technology Investments, co-manages the Global Technology sub-portfolio with Stuart O’Gorman, Director of Technology Investments. The biographies of Mr. Warmerdam and Mr. O’Gorman are included in the Global Technology Fund description above.

Japan — Vincent Musumeci, Portfolio Manager of Japanese Equities, manages the Japan sub-portfolio of the Fund. Mr. Musumeci joined Henderson Global Investors via the 2011 acquisition of Gartmore and has over 13 years of investment management experience.

Latin America — Nicholas Cowley, American Equities Fund Manager, manages the Latin America sub-portfolio of the Fund. Mr. Cowley’s biography is included in the Emerging Market Opportunities Fund description above.

Asia Pacific – Andrew Mattock, Fund Manager, Pan Asian Equities, co-manages the Asia Pacific sub-portfolio with John Crawford, Director of Pacific Asian Equities. Mr. Mattock joined Henderson Global Investors in 1999 and has more than 17 years of experience in the financial industry. Mr. Crawford joined Henderson Global Investors in 1996 and has more than 23 years of investment management experience.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Description of Share Classes

The European Focus, Global Technology and International Opportunities Funds offer Class A, Class B, Class C and Class I shares through this Prospectus. The All Asset, Dividend & Income Builder, Emerging Markets Opportunities, Global Equity Income and World Select Funds offer Class A, Class C and Class I shares through this Prospectus. The International Opportunities Fund also offers Class R shares through this Prospectus.

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

You are able to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares (all Funds)

•	front end sales charge. There are several ways to reduce these sales charges (see “Applicable Sales Charge – Class A Shares” and “Sales Charge Reductions – Class A Shares”)
•	lower annual expenses than Class B, Class C and Class R shares
•	no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment
•	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class B Shares (all Funds except All Asset, Dividend & Income Builder, Emerging Markets Opportunities, Global Equity Income and World Select Funds)

•	higher annual expenses than Class A, Class R and Class I shares
•	a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions
•	automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses
•
Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

The European Focus, Global Technology and International Opportunities Funds will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of their Funds. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

Class C Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away
•	individual purchase transactions are limited to amounts less than $1,000,000
•	a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions
•	shares do not convert to another Class
•	higher annual expenses than Class A, Class R and Class I shares
•
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares to exceed the limits imposed on individual transactions.

Description of Share Classes

Class R Shares (International Opportunities Fund only)

•
available for purchase exclusively by investors through employer-sponsored benefit or retirement plans held in plan level or omnibus accounts maintained by the retirement plan administrator or recordkeeper

•	IRA accounts are not eligible for Class R shares
•	no front end sales charge. All your money goes to work for you right away
•	higher annual expenses than Class A and Class I shares; lower annual expenses than Class B and Class C shares
•	no CDSC
•	shares do not convert to another Class
•	Class R shares pay distribution fees up to a maximum of 0.50% of net assets annually

Class I Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away
•	lower annual expenses than Class A, Class B, Class C and Class R shares
•	no CDSC

Class I Shares are available for purchase by:

•	Endowments, foundations, non-profit organizations, charitable trusts, corporations and high net worth individuals using a trust or custodial platform
•	Public entities, including state, county, city or instrumentality, department authority or thereof
•	Certain financial intermediaries that charge their customers transaction fees with respect to their customer investments in the Funds
•
Investors participating in wrap fee or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers or other financial institutions that have entered into agreements with a Fund or its affiliates for that purpose.

•
Employer-sponsored retirement or benefit plans defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi” trust provided that the plan’s assets are at least $1,000,000 and the shares are held in an omnibus account on the Fund’s records. A Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs that establish a lower threshold for eligibility

•	Other investment companies that have an agreement with a Fund or its affiliates for that purpose
•	Current or former Trustees of the Funds or a member of their immediate family
•	Current and certain former employees of the Adviser or its affiliates or their immediate families

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

•	how long you expect to own the shares
•	how much you intend to invest
•	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses
•	whether you qualify for any reduction or waiver of sales charges
•	whether you plan to take any distributions in the near future
•	availability of share Classes
•	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. These payments may differ for each fund of Henderson Global Funds, including within the same intermediary and across intermediaries, or within the same fund at the same intermediary. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Description of Share Classes

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from a Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	All Funds (except Dividend & Income Builder Fund)			Dividend & Income Builder Fund
	Sales Charge* as Percentage of:		Dealer Reallowance as a	Sales Charge* as Percentage of:		Dealer Reallowance as a
Amount of Purchase	Offering Price	Net Amount Invested	Percentage of the Offering Price	Offering Price	Net Amount Invested	Percentage of the Offering Price
Less than $50,000	5.75%	6.10%	5.00%	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.75%	4.99%	4.50%	4.25%	4.44%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.75%	3.50%	3.63%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.75%	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%	1.50%	1.52%	1.25%
$1,000,000 or more	None **	None **	None ***	None **	None **	None ***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

•
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds’ custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Reinvested dividends and capital gains will count towards fulfillment of the Letter of Intent.

•
Rights of Accumulation. The value, including reinvested dividends and capital gains, of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart above). For purposes of

Description of Share Classes

obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

•	Individual accounts
•	Joint accounts between the individuals described above
•	Certain fiduciary accounts
•	Single participant retirement plans
•	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the International Opportunities Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase (sales load of each Fund will vary). Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

This information is available, free of charge, on the Funds’ website. Please visit www.hendersonglobalinvestors.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3Henderson (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 180 days of the redemption

4.	Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment

5.	Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor

6.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

7.
Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into an agreement with respect to such retirement platforms.

* Note that retirement plans that (i) were invested in the Funds and (ii) met the eligibility requirements for A shares at NAV prior to March 4, 2013 are permitted to continue to purchase shares at NAV regardless of whether they meet the criteria immediately above.

Description of Share Classes

8.
Purchase by employees of an entity with a selling agreement with the Distributor to sell the Funds’ shares and any member of that person’s immediate family (including a spouse, child, step-child, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships)

9.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3Henderson (or 866.343.6337).

Applicable Sales Charge – Class B Shares

Purchases of Class B shares were not charged an initial sales charge. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under “Contingent Deferred Sales Charge.”

Brokers that initiated and were responsible for purchases of such Class B shares of that Fund may have received a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of the Fund.

Conversion Feature — Class B Shares:

•	Class B shares of a Fund automatically convert to Class A shares of that Fund eight years after you acquired such shares. See the CDSC Aging Schedule under “Contingent Deferred Sales Charge.”

•	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

•	You will not pay any sales charge or fees when your shares convert into Class A shares of that Fund, nor will the transaction be subject to federal income tax.

•	The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

•
If you exchange Class B shares of one Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

The Board may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

•	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

•	Class B shares within six years of purchase

•	Class C shares within twelve months of purchase

Description of Share Classes
The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows:

Years Since Purchase	CDSC
First	5.00%
Second	4.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC Waivers
The Funds will waive the CDSC payable upon redemptions of shares for:

•	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

•
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	redemptions initiated by the Funds

•	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper.

CDSC Aging Schedule
As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Description of Share Classes

Conversion Feature

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of a Fund may be converted to Class A shares of the same Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Distribution and Service Fees

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

•	Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

•	Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C, Class R and Class I shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

The European Focus, Global Technology and International Opportunities Funds do not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of their Funds. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds. Class B shares and exchanges of such shares are subject to the applicable minimums below.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

How to Purchase and Redeem Class R Shares

Class R share participants in retirement plans must contact the plan’s administrator to purchase or redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

How to Purchase Class A, Class C and Class I Shares

Initial Purchase

Investment Minimums for Class A, Class B, Class C and Class R shares (per Fund):

	Minimum to Open	Minimum
Type of Account	an Account	Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Investment Minimums for Class I Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements.

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and current and former employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

How to Purchase, Exchange and Redeem Shares

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund’s share Class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine which Fund and share Class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

•	Financial Adviser or Financial Intermediary. You can establish an account by having your financial adviser or financial intermediary process your purchase.

•	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

•	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

•
Wire. Call 866.3Henderson (or 866.343.6337) to arrange for this transaction:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
ABA # 0110-0002-8
Attn: Henderson Global Funds
Deposit DDA #9905-541-0
FBO: (please specify the Fund name, account
number and name(s) on account);

Generally, you must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. Under limited circumstances, the Funds reserve the right to sell shares to persons residing outside the US and its territories. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

•	Account Registration
•	Dealer Number
•	Branch and Rep Number
•	Dealer Account Number (BIN)
•	Matrix level
•	Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

How to Purchase, Exchange and Redeem Shares

Cost Basis Reporting

Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares. If you acquire and hold shares directly through the Henderson Global Funds and not through a Financial Intermediary, the Funds will use a default average cost basis methodology for tracking and reporting your cost basis on post effective date shares, unless you request, in writing, another cost basis reporting methodology.

Please note that if you elect to change your cost basis method to or from average cost the request must be in writing.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Adding to Your Account

There are several easy ways you can make additional investments to any Fund in your account:

•	ask your financial adviser or financial intermediary to purchase shares on your behalf

•	send a check with the returnable portion of your statement

•	wire additional investments through your bank using the wire instructions as detailed above

•
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

•	exchange shares from another Henderson Global Fund

•	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Funds at NAV by having your financial adviser or financial intermediary process your exchange request or by contacting shareholder services directly.

Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser or financial intermediary for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Henderson Money Market Fund no longer accepts new or subsequent investments, as well as exchanges into the Fund.

You can exchange your shares of the Henderson Money Market Fund for shares of the same Class of other Henderson Global Funds on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to exchange shares of the Henderson Money Market Fund because the Federal Funds wiring does not occur on these holidays.

How to Redeem Shares

You may redeem your shares either by having your financial adviser or financial intermediary process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received a letter with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

How to Purchase, Exchange and Redeem Shares

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Adviser or Financial Intermediary

You can request your financial adviser or financial intermediary to process a redemption on your behalf. Your financial adviser or financial intermediary will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

•
By Telephone. You can call shareholder services at 866.3Henderson (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

•	By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global Funds PO Box 8391 Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services c/o Henderson Global Funds 30 Dan Road Canton, MA 02021-2809 866.3Henderson (or 866.343.6337)

•
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

•	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

•	You want to redeem more than $200,000 in shares

•	You want your redemption check mailed to an address other than the address on your account registration

•	Your address of record was changed within the past 30 days

•	You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

•
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

•	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain

How to Purchase, Exchange and Redeem Shares

personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws.The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares.The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Funds’ Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below). Pursuant to these policies, if an investor (through one or more accounts) makes more than one “material round-trip” in any 90 day period, their future buy orders, including exchange buy orders, may be rejected.

For these purposes, a “round trip” is defined as a purchase or exchange into a Fund followed by a sale or exchange out of the same Fund, or a sale or exchange out of a Fund followed by a purchase or exchange into the same Fund effected within 30 days. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on a Fund.

The following transactions generally are exempt from the market timing and excessive trading policy described above because the Funds believe they generally do not raise market timing or excessive trading concerns:

•
Transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividend or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•
Transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•	Transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in model portfolio.

•	Transactions by registered investment companies that invest in the Funds using a “fund-of-funds” structure.

How to Purchase, Exchange and Redeem Shares

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders in making any such judgments.

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of a Fund with shares of the same class of another Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Certain Advisors or Financial Intermediaries may impose conditions that differ from those described above or may apply different criteria for determining the amount eligible for reinstatement. Please consult with your Financial Advisor for further information.

In-Kind Distributions. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund’s net assets, whichever is less.

Investor Services and Programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

•	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

•	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

•	Dividend and net capital gain distributions in cash

•	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

•	Dividends and distributions earned by Class R share participants in retirement plans will be automatically reinvested in additional shares of the same Fund.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B, Class C and Class I shares, without extra charge.

Automatic Investment Plan (Class A, C and I Shares only).You  can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the payment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

Other Information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund’s NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Funds’ securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

•	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions

Each Fund (except the Global Equity Income Fund and the Dividend & Income Builder Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually. The Global Equity Income Fund intends to declare dividends of all or a portion of its net investment income monthly to shareholders. The Dividend & Income Builder Fund intends to declare dividends of all or a portion of its net investment income quarterly to shareholders. Dividends and distributions may be payable in cash or additional shares, with the option to receive cash in lieu of the shares. A Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed

Other Information

income in addition to net investment income earned in other periods in order to permit a Fund to maintain a more stable level of distributions. As a result, the dividend paid by a Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by a Fund during such period. A Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, a Fund is required to distribute substantially all of its net investment income each year. All or substantially all realized net capital gains, if any, will be distributed to a Fund’s shareholders at least annually. While a Fund will attempt to maintain a stable level of distributions, a Fund will still attempt to comply with Subchapter M of the Code.

See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds, in shares of another Henderson Global Fund or received in cash.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

Taxability of Distributions.As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B, Class C and Class I shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from a Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Unless Congress enacts legislation providing otherwise, the maximum long-term capital gain rate for non-corporate investors will increase to 20% for taxable years beginning after December 31, 2012. For taxable years beginning on or before December 31, 2012, distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Unless extended by future legislation, the favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

Dividends and distributions on shares held in a qualified retirement plan will generally not be subject to current federal income taxation. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. Please consult with your Plan Administrator regarding the tax status of your retirement plan.

Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to

Other Information

certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summaries-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net short-term capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding.Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% (31% for amounts paid after December 31, 2012) on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions.When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of Funds

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds’ portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds’ annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds’ records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with each Fund’s financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337). The Dividend & Income Builder Fund commenced operations on August 1, 2012, therefore no financial highlights are shown for the Fund.

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
All Asset Fund
Class A
Period Ended 7/31/2012(a)	$10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Period Ended 7/31/2012(a)	$10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Period Ended 7/31/2012(a)	$10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00

Emerging Markets
Opportunities Fund
Class A
Year Ended 7/31/12	$9.74	(0.02)	(1.62)	(1.64)	(0.13)	0.00	(0.13)
Period Ended 7/31/11(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00

Class C
Year Ended 7/31/12	$9.70	(0.09)	(1.60)	(1.69)	(0.12)	0.00	(0.12)
Period Ended 7/31/11(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00

Class I
Year Ended 7/31/12	$9.75	(0.00)*	(1.62)	(1.62)	(0.15)	0.00	(0.15)
Period Ended 7/31/11(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

Financial Highlights

			Ratios to average net assets:
Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

$9.93	(0.70)%	$5,740	0.85%	0.43%	2.13%	7%

$9.91	(0.90)%	$1,013	1.60%	(0.24)%	4.49%	7%

$9.94	(0.60)%	$28,875	0.60%	0.52%	1.41%	7%

$7.97	(16.70)%	$7,011	1.79%	(0.25)%	2.51%	110%
9.74	(2.60)	15,841	1.79	0.04	3.97	35

$7.89	(17.31)%	$2,305	2.54%	(1.08)%	3.23%	110%
9.70	(3.00)	1,384	2.54	(1.06)	4.72	35

$7.98	(16.49)%	$7,724	1.54%	(0.06)%	2.16%	110%
9.75	(2.50)	3,382	1.54	(0.26)	3.72	35

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
European Focus Fund
Class A
Year Ended 7/31/12	$29.07	0.30	(5.71)	(5.41)	(1.22)	0.00	(1.22)
Year Ended 7/31/11	23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year Ended 7/31/10	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/09	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year Ended 7/31/08	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)

Class B
Year Ended 7/31/12	$27.51	0.09	(5.37)	(5.28)	(0.98)	0.00	(0.98)
Year Ended 7/31/11	22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year Ended 7/31/10	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/09	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/08	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)

Class C
Year Ended 7/31/12	$27.50	0.10	(5.37)	(5.27)	(0.98)	0.00	(0.98)
Year Ended 7/31/11	22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year Ended 7/31/10	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/09	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/08	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)

Class I
Year Ended 7/31/12	$29.10	0.39	(5.73)	(5.34)	(1.30)	0.00	(1.30)
Year Ended 7/31/11	23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year Ended 7/31/10	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Period Ended 7/31/09(a)	13.35	0.05	6.94	6.99	0.00	0.00	0.00

(a)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

Financial Highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A	$22.44	(18.32)%	$236,974	1.53%	1.24%	1.53%	69%
N/A	29.07	25.08	332,755	1.54	0.25	1.54	67
0.00*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00*	20.32	(14.12)	299,183	1.72	1.52	1.72	51
0.01	28.57	(13.28)	719,752	1.46	0.85	1.49	70

N/A	$21.25	(18.97)%	$19,728	2.36%	0.38%	2.36%	69%
N/A	27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	31,555	2.47	0.64	2.47	51
0.01	27.17	(13.92)	50,949	2.21	0.11	2.24	70

N/A	$21.25	(18.94)%	$88,015	2.32%	0.45%	2.32%	69%
N/A	27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	114,401	2.47	0.72	2.47	51
0.01	27.17	(13.92)	250,126	2.21	0.10	2.24	70

N/A	$22.46	(18.04)%	$120,392	1.21%	1.65%	1.21%	69%
N/A	29.10	25.40	129,452	1.29	0.57	1.29	67
0.00*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00	20.34	52.36	8,954	1.60	0.78	1.60	51

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Global Equity Income Fund
Class A
Year Ended 7/31/12	$7.45	0.48	(0.39)	0.09	(0.48)	0.00	(0.48)
Year Ended 7/31/11	6.99	0.46	0.51	0.97	(0.51)	0.00	(0.51)
Year Ended 7/31/10	7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Year Ended 7/31/09	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Year Ended 7/31/08	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)	(0.81)

Class C
Year Ended 7/31/12	$7.42	0.43	(0.39)	0.04	(0.43)	0.00	(0.43)
Year Ended 7/31/11	6.96	0.40	0.52	0.92	(0.46)	0.00	(0.46)
Year Ended 7/31/10	7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Year Ended 7/31/09	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Year Ended 7/31/08	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)	(0.74)

Class I
Year Ended 7/31/12	$7.46	0.51	(0.40)	0.11	(0.50)	0.00	(0.50)
Year Ended 7/31/11	6.99	0.48	0.52	1.00	(0.53)	0.00	(0.53)
Year Ended 7/31/10	7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)
Period Ended 7/31/09(a)	6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)

(a)
The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011. The World Select Fund Class I commenced operations on May 31, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

Financial Highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A	$7.06	1.59%	$467,318	1.29%	6.97%	1.29%	108%
N/A	7.45	14.13	489,400	1.32	6.18	1.32	127
0.00*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00*	7.11	(12.93)	186,248	1.40	8.45	1.50	155
0.00*	8.85	(9.99)	189,490	1.40	8.83	1.44	155

N/A	$7.03	0.82%	$363,751	2.05%	6.21%	2.05%	108%
N/A	7.42	13.35	363,455	2.07	5.36	2.07	127
0.00*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00*	7.08	(13.64)	131,990	2.15	7.40	2.25	155
0.00	8.82	(10.66)	166,946	2.15	8.12	2.19	155

N/A	$7.07	1.87%	$332,048	1.01%	7.38%	1.01%	108%
N/A	7.46	14.55	198,216	1.07	6.35	1.07	127
0.00	6.99	5.87	92,146	1.11	8.60	1.12	174
0.00	7.12	22.03	9,119	1.15	13.83	1.32	155

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Technology
Fund
Class A
Year Ended 7/31/12	$20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	16.10	(0.08)	4.53	4.45	0.00	0.00	0.00	0.00
Year Ended 7/31/10	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	0.00
Year Ended 7/31/09	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)

Class B
Year Ended 7/31/12	$19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	15.10	(0.22)	4.25	4.03	0.00	0.00	0.00	0.00
Year Ended 7/31/10	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	0.00
Year Ended 7/31/09	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)

Class C
Year Ended 7/31/12	$19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	15.06	(0.22)	4.24	4.02	0.00	0.00	0.00	0.00
Year Ended 7/31/10	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	0.00
Year Ended 7/31/09	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/08	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)

Class I
Year Ended 7/31/12	$20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	0.00	0.00
Year Ended 7/31/11	16.16	(0.02)	4.54	4.52	0.00	0.00	0.00	0.00
Year Ended 7/31/10	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	0.00
Period Ended 7/31/09(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

Financial Highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$19.69	(4.18)%	$156,948	1.50%	(0.75)%	1.50%	113%
N/A		20.55	27.64	191,623	1.55	(0.42)	1.55	93
0.00	*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160
0.00	*	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196

N/A		$18.18	(4.97)%	$9,751	2.36%	(1.62)%	2.36%	113%
N/A		19.13	26.69	11,821	2.30	(1.19)	2.30	93
0.00	*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160
0.01		13.22	(14.82)	7,465	2.32	(1.52)	2.32	196

N/A		$18.15	(4.87)%	$69,286	2.29%	(1.54)%	2.29%	113%
N/A		19.08	26.69	79,228	2.30	(1.17)	2.30	93
0.00	*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160
0.00	*	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196

N/A		$19.88	(3.87)%	$61,492	1.23%	(0.47)%	1.23%	113%
N/A		20.68	27.97	52,351	1.30	(0.12)	1.30	93
0.00	*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00		13.34	34.21	2,914	1.71	(0.74)	1.71	160

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities
Fund
Class A
Year Ended 7/31/2012	$21.77	0.15	(2.59)	(2.44)	(0.11)	0.00	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year Ended 7/31/2008	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)

Class B
Year Ended 7/31/2012	$20.58	(0.01)	(2.44)	(2.45)	0.00	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)

Class C
Year Ended 7/31/2012	$20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)

Class I
Year Ended 7/31/2012	$21.83	0.21	(2.61)	(2.40)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Period Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00

Class R
Year Ended 7/31/2012	$21.50	0.08	(2.58)	(2.50)	(0.07)	0.00	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2008	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)

World Select Fund
Class A
Year Ended 7/31/12	$10.14	0.01	(0.25)	(0.24)	0.00	0.00	0.00
Year Ended 7/31/11	8.71	0.02	1.41	1.43	0.00	0.00	0.00
Year Ended 7/31/10	7.88	(0.06)	0.89	0.83	0.00	0.00	0.00
Year Ended 7/31/09	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	(0.04)
Year Ended 7/31/08	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	(0.10)

Class C
Year Ended 7/31/12	$10.02	(0.07)	(0.24)	(0.31)	0.00	0.00	0.00
Year Ended 7/31/11	8.67	(0.06)	1.41	1.35	0.00	0.00	0.00
Year Ended 7/31/10	7.90	(0.13)	0.90	0.77	0.00	0.00	0.00
Year Ended 7/31/09	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	(0.01)
Year Ended 7/31/08	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	(0.06)

Class I
Year Ended 7/31/12	$10.16	0.03	(0.25)	(0.22)	0.00	0.00	0.00
Period Ended 7/31/11(a)	10.50	(0.01)	(0.33)	(0.34)	0.00	0.00	0.00

(a)	The International Opportunities Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

Financial Highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$19.22	(11.17)%	$1,263,648	1.47%	0.78%	1.47%	45%
N/A		21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66
0.00	*	22.11	(10.54)	2,811,488	1.45	0.75	1.45	83

N/A		$18.13	(11.90)%	$48,771	2.32%	(0.07)%	2.32%	45%
N/A		20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66
0.00	*	21.00	(11.20)	126,231	2.20	(0.08)	2.20	83

N/A		$18.12	(11.87)%	$416,582	2.29%	(0.02)%	2.29%	45%
N/A		20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66
0.00	*	20.99	(11.17)	1,155,137	2.20	(0.06)	2.20	83

N/A		$19.25	(10.93)%	$656,313	1.20%	1.09%	1.20%	45%
N/A		21.83	14.96	797,316	1.19	0.87	1.19	64
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A		$18.93	(11.60)%	$6,454	1.94%	0.42%	1.94%	45%
N/A		21.50	14.45	7,258	1.69	0.44	1.69	64
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66
0.00	*	21.94	(10.75)	2,053	1.70	0.61	1.70	83

N/A		$9.90	(2.37)%	$7,125	1.40%	0.06%	2.09%	83%
N/A		10.14	16.42	8,010	1.87	0.16	2.26	63
0.00	*	8.71	10.53	8,479	1.95	(0.71)	2.27	67
0.00	*	7.88	(20.73)	6,329	1.95	0.25	2.74	234
0.00	*	10.00	(11.67)	12,291	1.95	0.74	3.12	135

N/A		$9.71	(3.09)%	$5,794	2.15%	(0.70)%	2.84%	83%
N/A		10.02	15.57	6,600	2.62	(0.60)	3.01	63
0.00	*	8.67	9.75	7,079	2.70	(1.46)	3.02	67
0.00	*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234
0.00	*	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135

N/A		$9.94	(2.17)%	$1,043	1.15%	0.31%	1.80%	83%
N/A		10.16	(3.23)	1,071	1.15%	(0.62)	2.01	63

More information about the Funds is available free upon request, including the following:

Annual/Semi-Annual Reports

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds’ investments is available in the Funds’ semi-annual and annual reports. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information

Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services.

By mail
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet
You may also find more information about the Funds on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

By electronic request
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

In person
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

Via the internet
on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

Prospectus
April 30, 2012, as amended and restated March 11, 2013

HFAAX
Class A Shares

HFABX
Class B Shares

HFACX
Class C Shares

HFAIX
Class I Shares

Henderson Strategic Income Fund				April 30, 2012, as amended
and restated March 11, 2013

Class A Shares |	Class B Shares |	Class C Shares |	Class I Shares
HFAAX	HFABX	HFACX	HFAIX
Prospectus

The Henderson Strategic Income Fund’s investment objective is to seek total return through current income and capital appreciation.

As with all mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Table of Contents
Fund Summary	2
Additional Information about Investment Strategies and Risks	6
Management of the Fund	9
Description of Share Classes.	10
How to Purchase, Exchange and Redeem Shares	17
Investor Services and Programs	23
Other Information	24
Financial Highlights	28
Additional Information	32

1

Fund Summary – Strategic Income Fund

Investment Objective

The Fund’s investment objective is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages [12-13] of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page [53] of the Statement of Additional Information.

Shareholders fees	Class A	Class B	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)	None(a)	5.00%(b)	1.00%(c)	None

Annual fund operating expenses (expenses you pay each year	Class A	Class B	Class C	Class I
as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees (d)	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.61%	0.63%	0.62%	0.69%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%	2.19%	2.18%	1.25%
Fee Waiver and/or Expense Reimbursement (e)	0.31%	0.33%	0.32%	0.39%
Total Annual Fund Operating Expenses After Fee Waiver
and/or Expense Reimbursement	1.11%	1.86%	1.86%	0.86%

(a)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.
(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(d)	Effective June 1, 2011, the management fees changed.
(e)	The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets. The Fund’s
Expense Limitation Agreement shall terminate upon the earlier of the termination of the Advisory Agreement or July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense example also reflects the conversion of Class B shares to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$583	$811	$1,058	$1,840
Class B	589	885	1,107	2,060
Class C	289	585	1,007	2,258
Class I	88	275	478	1,163

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$583	$811	$1,058	$1,840
Class B	189	585	1,007	2,060
Class C	189	585	1,007	2,258
Class I	88	275	478	1,163

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

2

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or “junk bonds”) including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt, US investment grade corporate debt, US government debt securities and Floating Rate Notes (“FRNs”). The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the managers intend to invest at least 40% of the Fund’s net assets outside of the United States and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met:

•	the company is organized in or its primary business office or principal trading market of its equity are located in the country

•	a plurality of the company’s assets are located in the country

•	a plurality of the company’s revenues are derived from the country

The managers use a process that combines a bottom-up approach to individual security selection rooted in thorough independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s:

•	experience and managerial strength

•	debt service capability

•	operating outlook

•	sensitivity to economic conditions

•	current financial condition

•	liquidity and access to capital

•	asset protection

•	structural issues

•	covenant protection

•	equity sponsorship

The managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio.

Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

•	evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix

•	evaluation of country and regional economic environment to support country allocation decisions

•	analysis of industry weightings including stability and growth of industries, cash flows and/or positive equity momentum

The Fund will generally consider selling a security when, in the managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33 1 / 3 % of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements and FRNs. The Fund has no specific range with respect to the duration of the fixed income securities it may invest in. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect your investment include:

•
High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

3

•
Credit/Default Risk. Credit risk is the risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Market Risk. The risk that deteriorating market conditions might cause a general weakness in the market that reduces the overall value of debt securities in the market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the Fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal and interest payments when due than an investment grade issuer. The prices of high yield securities are generally more volatile and sensitive to actual or perceived negative economic developments than investment grade securities. The Fund may also invest in equity securities. Equity investments, such as common stocks, are subject to greater fluctuations in market value than other asset classes as a result of factors such as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) are not liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments will involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains, which could adversely affect the after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

•
Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

4

During the eight-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 24.81% and (24.95)% for the quarters ended June 30, 2009 and December 31, 2008, respectively.

Average Annual Total Returns for periods ended December 31, 2011(a)	1 Year	5 Years	Since Inception
(including maximum sales charges)%		%	%
CLASS A (Inception 9/30/03)
Return Before Taxes	(4.70)	0.06	4.02
Return After Taxes on Distributions	(6.32)	(1.59)	2.08
Return After Taxes on Distributions and Sale of Fund Shares	(2.98)	(0.88)	2.32
CLASS B (Inception 9/30/03)
Return Before Taxes	(4.69)	0.14	3.92
CLASS C (Inception 9/30/03)
Return Before Taxes	(0.80)	0.19	3.81
CLASS I (Inception 4/29/11)
Return Before Taxes	0.12	1.05	4.64
Barclays Capital Global Aggregate Bond Index [ex US MBS]
(reflects no deductions for fees, expenses or taxes)	5.56	6.42	5.74
50% Merrill Lynch Global High Yield Index (USD Hedged)/
50% Merrill Lynch Global Broad Market Corporate Index (USD Hedged)
(reflects no deductions for fees, expenses or taxes)	4.13	6.58	6.75

(a)	The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for
Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management.
Class I shares are not subject to a front-end sales charge or distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	John Pattullo, Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

•	Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Additional Information about Investment Strategies and Risks

Investment Strategies

Please see the section entitled “Principal Investment Strategies” in the “Fund Summary” above, for a complete discussion of the Fund’s principal investment strategies.

Temporary Defensive Investments. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund’s primary investments when the managers believe it is advisable to do so, to meet anticipated levels of redemption or when adverse market, economic or political conditions exist. The Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund’s ability to meet its investment objective.

Investment Risks

Please see the section entitled “Principal Investment Risks” in the “Fund Summary” above, for a complete discussion of the Fund’s principal investment risks.

•
Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the managers have placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the managers have placed on it.

•	Foreign Investments. Foreign investments involve special risks, including:

•
Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar. Foreign currencies may be affected by foreign tax laws, governmental administration or monetary policies, trading and relations between nations. Foreign currencies are also subject to settlement, custodial and other operational risks.

•
Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases. In addition, emerging market countries lack the social, political and economic stability of developed countries, which may affect the value and liquidity of the Fund’s investments. Examples of events that may affect values are disruptions due to work stoppages, extended closings of stock markets, governmental actions and armed conflicts.

6

Additional Information about Investment Strategies and Risks

•
Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

•
Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US In addition, the laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the US.

•
Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, the managers may at times find it difficult to value the Fund’s foreign investments.

•
Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve greater risk of loss and trading improprieties, delays in payment, delivery or recovery of money or investments, which could affect the liquidity of the Fund’s assets.

•
Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

•
Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to the Fund’s foreign investments, as described in the statement of additional information (SAI).

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded on foreign exchanges and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Defensive Investment Strategies. The Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) as described on the previous page. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund’s defensive investment position may not be effective in protecting its value.

•
Securities Loans. The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), with a view to realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Fund may also call such loans in order to sell the securities involved.

•
Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or

7

Additional Information about Investment Strategies and Risks negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

In addition, certain Henderson funds-of-funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest in cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

•
REIT Risk. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

•	Inflation Risk. The risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.

•
Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

•
Zero-Coupon Bonds Risk. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.

•
Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s net asset value.

Changes in Policies and Additional Information

Changes in Policies. The Fund’s Board of Trustees (“Board”) may change the Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the Strategic Income Fund’s policy to invest at least 80% of its net assets in income producing securities, the Fund will give its shareholders at least 60 days notice of any changes to the applicable policy.

Additional Information on Investment Strategies and Risks. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund’s SAI which you may obtain free of charge by contacting shareholder services. (See back cover for address and phone number.) Disclosure of Portfolio Holdings The SAI includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. The Fund publicly discloses its portfolio holdings monthly on its website at http://www.hendersonglobalinvestors.com.

8

Management of the Fund

Investment Adviser and Subadviser

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as “the Adviser,” serves as the Fund’s investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with its subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network.

The Adviser provides services and facilities to the Fund.

The Fund pays the Adviser a monthly fee at an annual rate of the Fund’s average managed assets as set forth below1:

0.55% for the first $1 billion;
0.50% for the next $500 million; and
0.45% on the balance thereafter.

1
The fee is based upon the Fund’s average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund’s average managed assets, which include the proceeds of any leverage, the Adviser’s fee will be higher if the Fund is leveraged.

For the most recent fiscal year, the Strategic Income Fund paid the Adviser an amount equal to 0.64% of the Fund’s average managed assets, taking into account the expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for the the Fund is available in the Fund’s Semi-Annual Report dated June 30, 2012.

Portfolio Managers

John Pattullo, Head of Retail Fixed Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1997 and has over 19 years of investment management experience.

Jenna Barnard, CFA, Deputy Head of Retail Fixed Income, is a Portfolio Manager of the Fund. Ms. Barnard joined Henderson Global Investors in 2002 and has more than 11 years of investment management experience.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securites in the Fund.

9

Description of Share Classes

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

The Fund offers Class A, Class B, Class C and Class I shares through this Prospectus. You are able to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares

•	front end sales charge. There are several ways to reduce these sales charges (See “Applicable Sales Charge – Class A Shares” and “Sales Charge Reductions – Class A Shares”)

• •
lower annual expenses than Class B and Class C shares

no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

•	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class B Shares

•	higher annual expenses than Class A and Class I shares

•	a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions

•	automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

•
Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

The Fund does not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

Class C Shares

• •	no front end sales charge. All your money goes to work for you right away individual purchase transactions are limited to amounts less than $1,000,000

• • •
a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions shares do not convert to another Class

higher annual expenses than Class A and Class I shares

•
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed those limits. The Fund cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares to exceed the limits imposed on individual transactions.

10

Description of Share Classes

Class I Shares

•	no front end sales charge. All your money goes to work for you right away

•	lower annual expenses than Class A, Class B and Class C shares

•	no CDSC

Class I Shares are available for purchase by:

•	Endowments, foundations, non-profit organizations, charitable trusts, corporations and high net worth individuals using a trust or custodial platform

•	Public entities, including state, county, city or instrumentality, department authority or thereof

•	Certain financial intermediaries that charge their customers transaction fees with respect to their customer investments in the Fund

•
Investors participating in wrap fee or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers or other financial institutions that have entered into agreements with a Fund or its affiliates for that purpose.

•
Employer-sponsored retirement or benefit plans defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi” trust provided that the plan’s assets are at least $1,000,000 and the shares are held in an omnibus account on the Fund’s records. The Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs that establish a lower threshold for eligibility

•	Other investment companies that have an agreement with the Fund or its affiliates for that purpose

•	Current or former Trustees of the Fund or a member of their immediate family

•	Current and former employees of the Adviser or its affiliates or their immediate families

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

•	how long you expect to own the shares

•	how much you intend to invest

•	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

•	whether you qualify for any reduction or waiver of sales charges

•	whether you plan to take any distributions in the near future

•	availability of share Classes

•	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. These payments may differ for each fund of Henderson Global Funds, including within the same intermediary and across intermediaries, or within the same fund at the same intermediary. Please contact your financial intermediary for details about revenue sharing payments it may receive.

11

Description of Share Classes

The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

			Dealer
	Sales Charge*		Reallowance
	as Percentage of:		as a
			Percentage
	Offering	Net Amount	of the
Amount of Purchase	Price	Invested	Offering Price
Strategic Income Fund
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but
less than $100,000	4.50%	4.71%	4.00%
$100,000 but
less than $250,000	3.50%	3.63%	3.00%
$250,000 but
less than $500,000	2.50%	2.56%	2.25%
$500,000 but
less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

•
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

12

Description of Share Classes

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund’s custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Reinvested dividends and capital gains will count towards fulfillment of the Letter of Intent.

•
Rights of Accumulation. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

•	Individual accounts

•	Joint accounts between the individuals described above

•	Certain fiduciary accounts

•	Single participant retirement plans

•	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 4.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund’s shares.

This information is available, free of charge, on the Fund’s website. Please visit www.hendersonglobalinvestors.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3Henderson (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Fund will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

2.	Purchase by any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund or another Henderson Global Fund, provided the reinvestment is made within 180 days of the redemption

4.	Purchase by a unit investment trust registered under the 1940 Act, which has shares of the Fund as a principal investment

5.
Purchase by a financial institution purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds’ distributor (“Distributor”)

6.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

13

Description of Share Classes

7.
Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into an agreement with respect to such retirement platforms.

* Note that retirement plans that (i) were invested in the Funds and (ii) met the eligibility requirements for A shares at NAV prior to March 4, 2013 are permitted to continue to purchase shares at NAV regardless of whether they meet the criteria immediately above.

8.
Purchase by employees of an entity with a selling agreement with the Distributor to sell the Fund’s shares and any member of the immediate family (including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships)

9.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3Henderson (or 866.343.6337).

Applicable Sales Charge – Class B Shares

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under “Contingent Deferred Sales Charge.”

Brokers that initiated and were responsible for purchases of such Class B shares of the Fund may have received a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of the Fund.

Conversion Feature — Class B Shares:

•	Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under “Contingent Deferred Sales Charge.”

•	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

•	You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.

•	The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

•
If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

The Board may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or in the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of the Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

•	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

•	Class B shares within six years of purchase

•	Class C shares within twelve months of purchase

14

Description of Share Classes

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows:

Years Since Purchase	CDSC
First	5.00%
Second	4.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC Waivers

The Fund will waive the CDSC payable upon redemptions of shares for:

•	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

•
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	withdrawals under the Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	redemptions initiated by the Fund

•	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

15

Description of Share Classes

CDSC Aging Schedule

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Conversion Feature

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of the Fund may be converted to Class A shares of the Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Distribution and Service Fees

The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund

•	Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.

In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.

16

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C and Class I shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Fund reserve the right to modify the following policies at any time and to reject any investment for any reason.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds. Class B shares and exchanges of such shares are subject to the applicable minimums below.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

How to Purchase Class A, Class C and Class I Shares

Initial Purchase

Investment Minimums for Class A, Class B and Class C:
	Minimum to Open	Minimum
Type of Account	an Account	Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Investment Minimums for Class I Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements.

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Fund and current and former employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund’s share Class are appropriate for you. In addition, consider the Fund’s investment objective, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine whether the Fund is appropriate for your situation and, if so, which share Class is most appropriate for your situation.

17

How to Purchase, Exchange and Redeem Shares

Opening Your Account

You can open a new account in any of the following ways:

•	Financial Adviser or Financial Intermediary. You can establish an account by having your financial adviser or financial intermediary process your purchase.

•	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

•	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

•
Wire. Call 866.3Henderson (or 866.343.6337) to arrange for this transaction:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
ABA # 0110-0002-8
Attn: Henderson Global Funds
Deposit DDA #9905-541-0
FBO: (please specify the Fund name, account number and name(s) on account)

Generally, you must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. Under limited circumstances, the Fund reserves the right to sell shares to persons residing outside the US and its territories. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

• Account Registration

• Dealer Number

• Branch and Rep Number

• Dealer Account Number (BIN)

• Matrix level

• Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Fund does not accept foreign correspondent or foreign private banking accounts.

Cost Basis Reporting

Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares. If you acquire and hold shares directly through the Henderson Global Funds and not through a Financial Intermediary, the Funds will use a default average cost basis methodology for tracking and reporting your cost basis on post effective date shares, unless you request, in writing, another cost basis reporting methodology.

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How to Purchase, Exchange and Redeem Shares

Please note that if you elect to change your cost basis method to or from average cost the request must be in writing.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Adding to Your Account

There are several easy ways you can make additional investments to any Henderson Global Fund in your account:

•	ask your financial adviser or financial intermediary to purchase shares on your behalf

•	send a check with the returnable portion of your statement

•	wire additional investments through your bank using the wire instructions as detailed above

•
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

•	exchange shares from another Henderson Global Fund

•	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Henderson Global Funds at NAV by having your financial adviser or financial intermediary process your exchange request or by contacting shareholder services directly.

Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Henderson Money Market Fund no longer accepts new or subsequent investments, as well as exchanges into the Fund.

You can exchange your shares of the Henderson Money Market Fund for shares of the same Class of other Henderson Global Funds on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to exchange shares of the Henderson Money Market Fund because the Federal Funds wiring does not occur on these holidays.

How to Redeem Shares

You may redeem your shares either by having your financial adviser or financial intermediary process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received your request with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

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How to Purchase, Exchange and Redeem Shares

Redeeming Through Your Financial Adviser or Financial Intermediary

You can request your financial adviser or financial intermediary to process a redemption on your behalf. Your financial adviser or financial intermediary will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

•
By Telephone. You can call shareholder services at 866.3Henderson (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

•	By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

•
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

•	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

•	You want to redeem more than $200,000 in shares

•	You want your redemption check mailed to an address other than the address on your account registration

•	Your address of record was changed within the past 30 days

•	You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

•
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

•	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the

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How to Purchase, Exchange and Redeem Shares

redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares. The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by an intermediary, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement those policies or may not be able to implement them in the same manner as the Fund due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Fund’s Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below). Pursuant to these policies, if an investor (through one or more accounts) makes more that one “material round-trip” in any 90 day period, their future buy orders, including exchange buy orders, may be rejected.

For these purposes, a “round trip” is defined as a purchase or exchange into the Fund followed by a sale or exchange out of the same Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the same Fund effected within 30 days. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund.

The following transactions generally are exempt from the market timing and excessive trading policy described above because the Fund believes they generally do not raise market timing or excessive trading concerns:

•
Transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividend or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•
Transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•	Transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in model portfolio.

•	Transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that they believe is consistent with the best interests of shareholders in making any such judgments.

In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

21

How to Purchase, Exchange and Redeem Shares

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of the Fund with shares of the same class of another Henderson Global Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class B or Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Certain Advisors or Financial Intermediaries may impose conditions that differ from those described above or may apply different criteria for determining the amount eligible for reinstatement. Please consult with your Financial Advisor for further information.

In-Kind Distributions. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund’s net assets, whichever is less.

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Investor Services and Programs

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

•	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

•	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

•	Dividend and net capital gain distributions in cash

•	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B, Class C and Class I shares without extra charge.

Automatic Investment Plan (Class A, Class C and Class I shares only). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

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Other Information

Pricing of Fund Shares

The price of each Class of the Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings, trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of the Fund’s NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board has adopted procedures for valuing the Fund’s securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

•	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Fund invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions

The Fund intends to declare dividends of all or a portion of its net investment income monthly. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable

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Other Information

level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All or substantially all realized net capital gains, if any, will be distributed to the Fund’s shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still attempt to comply with Subchapter M of the Code.

See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund, in shares of another Henderson Global Fund or received in cash.

The yield on the Strategic Income Fund’s shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund’s nets assets and its operating expenses. Consequently, the Strategic Income Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund’s shares.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in the Fund may have on your particular tax situation.

Taxability of Distributions. As long as the Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B, Class C and Class I shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from the Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Unless Congress enacts legislation providing otherwise, the maximum long-term capital gain rate for non-corporate investors will increase to 20% for taxable years beginning after December 31, 2012. For taxable years beginning on or before December 31, 2012, distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by the Fund from most real estate investment trusts and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Unless extended by future legislation, the favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you each year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

Fund distributions will reduce the Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If the Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be

25

Other Information

allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summary-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net short-term capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% (31% for amounts paid after December 31, 2012) on dividends and redemption proceeds paid to any shareholder who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, the Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of the Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of The Fund

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund’s portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus

The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund’s annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Fund’s records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
			Net
			realized
	Net		and		Dividends	Distributions
	asset		unrealized	Total	from	from net
	value,	Net	gain	from	net	realized	Return
	beginning	investment	(loss) on	investment	investment	capital	of	Total
	of period	income (b)	investments	operations	income	gains	capital	distributions
Strategic Income Fund
Class A
Year Ended 12/31/2011	$8.82	0.44	(0.43)	0.01	(0.37)	0.00	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	0.00	(0.13)	(0.46)
Period Ended 12/31/2009(a)	7.60	0.21	0.83	1.04	0.00	0.00	(0.20)	(0.20)
Year Ended 7/31/2009	9.45	0.63	(1.78)	(1.15)	(0.70)	0.00	0.00	(0.70)
Year Ended 7/31/2008	10.87	0.71	(1.37)	(0.66)	(0.76)	0.00	0.00	(0.76)
Year Ended 7/31/2007	10.78	0.66	0.08	0.74	(0.65)	0.00	0.00	(0.65)
Class B
Year Ended 12/31/2011	$8.83	0.38	(0.43)	(0.05)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.61	0.19	0.84	1.03	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.44	0.56	(1.75)	(1.19)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.84	0.64	(1.36)	(0.72)	(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.76	0.57	0.07	0.64	(0.56)	0.00	0.00	(0.56)
Class C
Year Ended 12/31/2011	$8.79	0.37	(0.43)	(0.06)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.59	0.19	0.81	1.00	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.45	0.57	(1.79)	(1.22)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.86	0.64	(1.37)	(0.73)	(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.78	0.57	0.07	0.64	(0.56)	0.00	0.00	(0.56)
Class I
Period Ended
12/31/2011(e)	$9.06	0.29	(0.66)	(0.37)	(0.27)	0.00	(0.05)	(0.32)

(a)	The Henderson Strategic Income Fund changed its fiscal year end from July 31 to December 31 in 2009.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Amount represents less than $0.01.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Class I commenced operations on April 29, 2011.

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Financial Highlights

				Ratios to average net assets:
							Annualized
							ratio of
							operating
					Annualized	Annualized	expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (d)	(000)	net assets	net assets	reimbursed	rate
N/A		$8.39	0.06%	$17,210	1.20%	5.04%	1.51%	41%
0.00	(d)	8.82	10.17	28,171	1.30	5.30	1.54	38
0.00	(d)	8.44	13.82	35,656	1.30	6.19	1.63	11
0.00	(d)	7.60	(10.71)	28,905	1.30	8.69	1.62	53
0.00	(d)	9.45	(6.47)	64,687	1.30	6.87	1.45	41
0.00		10.87	6.71	39,470	1.30	5.89	1.77	73
N/A		$8.40	(0.69)%	$7,412	1.94%	4.29%	2.27%	41%
0.00	(d)	8.83	9.21	8,537	2.05	4.55	2.29	38
0.00	(d)	8.46	13.59	7,824	2.05	5.44	2.38	11
0.00	(d)	7.61	(11.23)	6,325	2.05	8.02	2.37	53
0.00	(d)	9.44	(7.00)	5,789	2.05	6.13	2.20	41
0.00		10.84	5.93	5,003	2.05	5.17	2.52	73
N/A		$8.35	(0.80)%	$22,244	1.94%	4.29%	2.26%	41%
0.00	(d)	8.79	9.39	26,997	2.05	4.55	2.29	38
0.00	(d)	8.41	13.22	30,152	2.05	5.45	2.38	11
0.00	(d)	7.59	(11.55)	28,513	2.05	7.96	2.37	53
0.00	(d)	9.45	(7.09)	62,906	2.05	6.17	2.20	41
0.00		10.86	5.92	29,752	2.05	5.11	2.52	73
N/A		$8.37	(4.10)%	$1,885	0.85%	5.16%	1.25%	41%

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More information about the Fund is available free upon request, including the following:

Annual/Semi-Annual Reports

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund’s investments is available in the Fund’s semi-annual and annual reports. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can make inquiries and request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone

Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services.

By mail

Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet

You may also find more information about the Fund on the Internet at http://www.hendersonglobalinvestors.com/funddocuments, including copies of the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520
(The SEC charges a fee to copy documents.)

By electronic request

publicinfo@sec.gov (The SEC charges a fee to copy documents.)

In person

Public Reference Room in Washington, DC

(For more information and hours of operation, call (202) 551-8090.)

Via the internet

on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

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